Exhibit 99.1

MariaDB Corporation Ab to Become a Publicly Traded Company via Combination with Angel Pond Holdings Corporation

MariaDB, Fast Growing, Popular Open Source Database Software Company, Will Enter Its Next Growth Phase with New York Stock Exchange Listing in Partnership with NYSE-Listed Angel Pond Holdings Corporation.

•	MariaDB is at the nexus of open source software and cloud, and its next growth phase will be primed by NYSE listing and enhanced capital access.

•	The transaction implies a pro forma MariaDB enterprise value of approximately $672 million.

•	The signing of the business combination agreement is accompanied by a $104 million fully funded Series D private placement led by new and existing investors and a $18 million fully committed PIPE.

•	Existing shareholders of MariaDB will roll over equity into the combined company.

•	Following the transaction, the combined company will be named MariaDB plc.

CALIFORNIA/NEW YORK – February 1, 2022 – MariaDB Corporation Ab (“MariaDB”), one of the fastest growing and most popular open source database software companies in the world, announced today its intention to become a publicly listed company on the New York Stock Exchange (NYSE) in partnership with NYSE-listed Angel Pond Holdings Corporation (“Angel Pond”) (POND). This transaction implies a pro forma MariaDB enterprise value of approximately $672 million. Angel Pond was co-founded by Theodore T. Wang, a former partner at Goldman Sachs, and Shihuang “Simon” Xie, a co-founder of Alibaba. The transaction provides the shareholders of Angel Pond with the opportunity to participate in the growth of a premier database software company at the nexus of open source software and cloud. Upon closing of the transaction, the combined company will be named MariaDB plc and led by MariaDB’s CEO Michael Howard.

MariaDB investment highlights:

•	A leading relational database brand

•	Thriving open source community drives viral adoption

•	Attractive industry tailwinds with expected 27% CAGR of cloud database-as-a-service (DBaaS) to $33B by 2025

•	Open source business model provides broad monetization platform via proprietary enterprise features and cloud DBaaS (hybrid and multicloud)

•	Diversified blue-chip global customer base with sustainable organic expansion opportunities

Michael Howard, CEO of MariaDB, said, “MariaDB is the data backbone of services used by millions of people every day. Our mission is to build the database for all, providing a perfect balance of simplicity and raw power, including unified transactional and analytical processing for everyday applications. Whether customers move to open source or into the cloud, with MariaDB they are saving up to 90% of their total cost for databases. I am excited that a public investor base and enhanced capital access will allow us to accelerate the go-to-market for our technology that has already been battle-tested and proven its market fit.”

Theodore T. Wang, Ph.D., Chairman and CEO of Angel Pond, added, “Angel Pond is truly excited to be partnering with MariaDB to fast track its growth through one of the world’s premier listing platforms for brand awareness, enhanced capital access, and institutionalized governance. MariaDB is trusted by some of the largest blue-chip customers in the world to run their mission-critical applications. With a stronger balance sheet and proven technology, MariaDB is well positioned to capitalize on explosive growth in data worldwide and on the migration to the cloud.“

Transaction overview

The transaction reflects an implied enterprise value of the combined company of approximately $672 million, representing 14.2x expected fiscal 2022 (ending September 2022) revenue of $47.4 million. A $104 million private placement of Series D Preferred shares of MariaDB has been closed concurrently with this announcement, with $43 million commitment from existing investors and $27 million from an affiliate of Angel Pond’s sponsor, which the parties believe shows the commitment and conviction of Angel Pond’s sponsor in the transaction. The Series D Preferred shares will ultimately convert into the right to receive ordinary shares of the combined company. The transaction is expected to provide up to $317 million of net cash proceeds (inclusive of transaction fees and debt repayment), comprised of Angel Pond’s $265 million of cash held in trust, assuming no Angel Pond shareholder redemptions, the $104 million Series D Preferred financing, and a $18 million fully committed PIPE.

In the transaction, Angel Pond will become a wholly owned subsidiary of Mangomill plc, an Irish public limited company (which will be renamed MariaDB plc), through a domestication merger with a wholly owned subsidiary of MariaDB plc. Immediately following such domestication merger, the current MariaDB will merge with and into MariaDB plc. Angel Pond will then be liquidated. As a result of the transaction, each ordinary share of Angel Pond will be converted into the right to receive one newly issued ordinary share of MariaDB plc, warrants of Angel Pond will be exercisable for ordinary shares of MariaDB plc, and the shares of MariaDB will be converted into the right to receive newly issued shares of MariaDB plc. Options of MariaDB will be converted into options to acquire ordinary shares of MariaDB plc. Post-transaction, the name of the combined company will be MariaDB plc and its ordinary shares will be listed on the NYSE.

The respective Boards of Directors of MariaDB and Angel Pond have unanimously approved the transaction. The transaction will require the approval of the shareholders of both MariaDB and Angel Pond, and is subject to other customary closing conditions, including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and approval by the New York Stock Exchange to list the ordinary shares of MariaDB plc. The transaction is expected to close in the second half of FY2022.

Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Angel Pond with the SEC and will be available at www.sec.gov. Additional information about the proposed transaction will be described in the registration statement on Form S-4 relating to the transaction, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction, each to be filed with the SEC.

Advisors

Cleary Gottlieb Steen & Hamilton LLP, Hannes Snellman Attorneys Ltd, Arthur Cox and Maples Group are serving as legal advisors to Angel Pond. Perkins Coie LLP, Fondia, Matheson and Conyers are serving as legal advisors to MariaDB.

J.P. Morgan Securities LLC and Angel Pond Capital LLC served as placement agents to Maria DB and Angel Pond in connection with the Series D Financing and PIPE offerings.

J.P. Morgan Securities LLC is acting as capital markets advisors to Angel Pond.

About MariaDB

MariaDB frees companies from the costs, cloud lock-in, constraints and complexity of proprietary databases, enabling them to reinvest in what matters most – rapidly developing innovative, customer-facing applications. MariaDB uses pluggable, purpose-built storage engines to support workloads that previously required a variety of specialized databases. With complexity and constraints eliminated, enterprises can now depend on a single complete database for their needs, whether on commodity hardware or their cloud of choice. Deployed in minutes for transactional, analytical or hybrid use cases, MariaDB delivers unmatched operational agility without sacrificing key enterprise features, including real ACID compliance and full SQL. Trusted by organizations such as, Bandwidth, DigiCert, InfoArmor, Oppenheimer, Samsung, SelectQuote, SpendHQ – MariaDB meets the same core requirements as proprietary databases at a fraction of the cost. No wonder it’s one of the fastest growing database management systems companies. Real business relies on MariaDB™.

About Angel Pond

Angel Pond is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is co-founded by Dr. Theodore T. Wang, a former Partner of Goldman Sachs, and Mr. Shihuang “Simon” Xie, a co-founder of China e-commerce company Alibaba Group. For more information, visit https://angelpond.com/.

Forward-looking statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding Angel Pond’s and MariaDB’s future operations, anticipated growth, financial or operating results, capital allocation, market opportunities, strategies, anticipated business levels, future earnings, planned activities, dividend policy, debt ratio, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Angel Pond’s securities, (ii) the risk that the transaction may not be completed by Angel Pond’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the transactions contemplated by the Business Combination Agreement, by and between Angel Pond, Mangomill plc, Meridian MergerSub Inc. and MariaDB, dated as of January 31, 2022 (the “Merger Agreement”) by the shareholders of Angel Pond and MariaDB, respectively, and the satisfaction of the minimum cash condition, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on MariaDB’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of MariaDB and potential difficulties in MariaDB employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against MariaDB or against Angel Pond related to the Merger Agreement or the proposed transaction, (ix) the ability to maintain the listing of Angel Pond’s securities or MariaDB plc’s securities on a national securities exchange, (x) the price of Angel Pond’s securities may be volatile due to a variety of factors, including the uncertainty of demand in the market that Angel Pond plans to operate or MariaDB operates, variations in operating performance across competitors, changes in laws and regulations affecting the business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the ability to discover, develop and protect new technologies and to protect and enforce MariaDB’s or Angel Pond’s intellectual property rights, (xiii) the fact that significant capital investment is required for the research & development of intellectual property and other proprietary information to improve and scale technological processes, (xiv) the fact that MariaDB is an early stage company with a history of losses and its future profitability is uncertain, (xv) the uncertainty of financial projections which rely in part on assumptions about customer demand based on ongoing negotiations and indications of interest from potential customers, (xvi) the risk of downturns and a changing regulatory landscape in a highly competitive industry, (xvii) risks relating to the value of MariaDB plc’s securities to be issued in the transaction and uncertainty as to the long-term value of MariaDB plc’s securities, (xviii) disruptions and other impacts to MariaDB’s business as a result of the COVID-19 pandemic and other global health or economic crises, (xix) the amount of redemption requests made by Angel Pond’s shareholders, which could be significant, (xx) those factors discussed in Angel Pond’s final prospectus filed with the SEC on May 19, 2021 under the “Risk Factors” heading, and other documents Angel Pond has filed, or will file, with the SEC, and (xxi) other risks to Angel Pond’s and MariaDB’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; the loss of one or more significant customers or a significant reduction of business with customers; ability, cost and impact on business operations, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions; business or supply disruption; security threats, such as acts of sabotage, terrorism or war, and natural disasters which could result in a significant operational event for MariaDB or Angel Pond; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the registration statement and merger proxy on Form S-4 to be filed regarding the transaction. While the list of factors presented here is, and the list of factors to be presented in any registration statement filed in connection with the transaction are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Further lists and descriptions of risks and uncertainties may be found in each of Angel Pond and MariaDB plc’s subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other SEC filings, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Angel Pond’s or MariaDB’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Angel Pond nor MariaDB assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important information for investors and shareholders

In connection with the proposed transaction, Angel Pond will have a registration statement on Form S-4 (the “Registration Statement”) filed with the SEC, which will include a preliminary proxy statement to be distributed to holders of Angel Pond’s ordinary shares in connection with Angel Pond’s solicitation of proxies for the vote by Angel Pond’s shareholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Angel Pond’s and MariaDB’s shareholders in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, Angel Pond will mail a definitive proxy statement, when available, to its shareholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Angel Pond, MariaDB and the proposed transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Angel Pond through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Angel Pond Holdings Corporation, 950 Third Avenue, 25th Floor, New York, New York 10022. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Use of projections

This press release contains MariaDB’s projected financial information, including future revenue, net cash proceeds, and enterprise value information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. Neither MariaDB’s independent auditors, nor the independent registered public accounting firm of Angel Pond, have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results or condition contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results or condition reflected in such projections will be achieved.

Participants in the solicitation

Angel Pond, MariaDB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Angel Pond’s shareholders in connection with the proposed business combination. Information about Angel Pond’s directors and executive officers and their ownership of Angel Pond’s securities is set forth in Angel Pond’s final prospectus filed with the SEC May 19, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed business combination when it becomes available.

Non-solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Angel Pond, MariaDB plc or MariaDB, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Industry and market data; trademarks

Certain industry and market data used in this press release have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither MariaDB nor Angel Pond has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and recipients should not put undue weight on such data. This presentation contains trademarks, service marks, trade names and copyrights of MariaDB, Angel Pond and other companies, which are the property of their respective owners.

Contacts

For MariaDB

Investors:

ir@mariadb.com

Media:

pr@mariadb.com

For Angel Pond

Axel Jin

info@angelpond.com

+1-212-878-3702

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